UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2023

FRESHWORKS INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40806	33-1218825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2950 S. Delaware Street, Suite 201
San Mateo, CA 94403
(Address of Principal Executive Offices)
(650) 513-0514
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FRSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 27, 2023, the Board of Directors of Freshworks Inc. (the “Company”) appointed Pradeep Rathinam as Chief Revenue Officer and determined that, effective as of May 2, 2023, the “executive officers” of the Company as such term is defined in Rule 3b-7 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the “officers” of the Company for the purposes of Section 16 of the Exchange Act, consist of Rathna Girish Mathrubootham as Chief Executive Officer, Dennis Woodside as President, Tyler Sloat as Chief Financial Officer and Principal Accounting Officer, Srinivasagopalan Ramamurthy as Chief Product Officer, and Pradeep Rathinam as Chief Revenue Officer.

Mr. Rathinam, age 52, most recently served as the Company’s interim Chief Revenue Officer from November 2022 until May 2023 and served as Chief Customer Officer from January 2020 until November 2022. Prior to joining Freshworks, Mr. Rathinam served as the Chief Executive Officer of AnsweriQ Inc., an AI-based customer service company, from its founding in 2017 through its acquisition by the Company in 2020. From April 2014 to June 2016, Mr. Rathinam served as Senior Vice President and General Manager at Harman Connected Services (formerly known as Symphony Teleca), a subsidiary of Harmon International, an audio electronics company. Prior to that, he was the Chief Executive Officer of Aditi Technologies, an information technology services company, from October 2006 to April 2014 when it was acquired by Symphony Teleca. Mr. Rathinam holds a B.B.S. in Management from the Shaheed Sukhdev College of Business Studies, University of Delhi.

There are no arrangements or understandings between Mr. Rathinam and any other persons pursuant to which he was selected as an executive officer, and he has no family relationship with any of the Company’s directors or executive officers. Mr. Rathinam does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freshworks Inc.
Dated: May 2, 2023
	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
Chief Legal Officer and General Counsel
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